Filed Pursuant to Rule 497(e)

File No. 002-83631

VALIC Company I

Supplement dated September 14, 2026, to the Statement of Additional Information (“SAI”),

dated October 1, 2025, as supplemented to date

Effective immediately, the following changes are made to the SAI:

The first paragraph in the subsection of the SAI entitled “Investment Practices – Options and Futures Contracts – Futures” is deleted in its entirety and replaced with the following:

Futures. Each Fund, except the Lifestyle Funds, may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. The Dynamic Allocation Fund, Emerging Economies Fund, Growth Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, International Value Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Core Fund, Systematic Growth Fund and Systematic Value Fund may utilize currency futures contracts and both listed and unlisted futures contracts and options thereon. The Large Cap Core Fund may utilize currency futures contracts and listed futures contracts and options thereon.

In the section of the SAI entitled “APPENDIX B – INVESTMENT PRACTICES,” the portion of the table pertaining to Futures solely with respect to the Small Cap Index Fund is revised as follows:

Small Cap Index Fund
Futures	X

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.